UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009 (July 22, 2009)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2009, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2009. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2009, the Board of Directors approved an amendment to the Company’s bylaws to make the following changes:

•

Change the notice period for a director nomination or business proposal by a shareholder to 120 days before the anniversary date of the Company’s immediately preceding annual meeting (previously, the notice period was 90 days before the anniversary date of release of proxy materials for the immediately preceding annual meeting).

•

Require the inclusion of additional information in a shareholder notice, including (i) the description of any arrangement by the shareholder intended to mitigate loss or manage risk or benefit from price changes in the Company’s stock (or increase or decrease voting power of the shareholder) and (ii) the description of any arrangement among the shareholder and its affiliates or associates regarding the nomination or business proposed.

•	Substitute the corporate officer position of “Treasurer” with “Chief Financial Officer” and include the duties of the Chief Financial Officer.

•	Make certain other conforming edits and administrative changes.

The full text of the Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of Owens & Minor, Inc.

99.1	Press Release issued by the Company on July 27, 2009 (furnished pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: July 28, 2009	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Owens & Minor, Inc.

99.1	Press Release issued by the Company on July 27, 2009 (furnished pursuant to Item 2.02).